Prospectus Supplement
John Hancock Variable Insurance Trust
American Global Growth Trust (the fund)
Supplement dated August 4, 2025 to the current Prospectus, as may be supplemented (the Prospectus)
Effective August 1, 2025 (the Effective Date), Roz Hongsaranagon no longer serves as a portfolio manager of the fund's master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series. Accordingly, as of the Effective Date, all references to Ms. Hongsaranagon are removed from the Prospectus.
In addition, as of the Effective Date, Barbara Burtin and Jason B. Smith are added as portfolio managers of the master fund.
As of the Effective Date, Patrice Collette, Matt Hochstetler and Piyada Phanaphat continue to serve as portfolio managers of the master fund and, along with Barbara Burtin and Jason B. Smith, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Additionally, as of the Effective Date, the following amends and supplements the fund’s portfolio manager information under the heading “Portfolio management”:
Barbara Burtin	Jason B. Smith
Partner – Capital World Investors Managed fund since 2025	Partner – Capital World Investors Managed fund since 2025
As of the Effective Date, the information in the “Subadvisors and Portfolio Managers” section of the Prospectus under the heading “Capital Research and Management Company (“CRMC”)” is amended to add disclosure relating to Barbara Burtin and Jason B. Smith as portfolio managers of the master fund of which the fund is a feeder fund:
Portfolio Manager for the Series/Title (If Applicable)	Primary Title with Investment Advisor (or Affiliate) and Investment Experience During Past Five Years	Portfolio Manager’s Role in Management of the Fund(s)
Barbara Burtin	Partner – Capital World Investors Investment professional for 17 years in total; all with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
Jason B. Smith	Partner – Capital World Investors Investment professional for 29 years in total; 19 years with CRMC or affiliate	Serves as an equity portfolio manager for Global Growth Fund
You should read this supplement in conjunction with the Prospectus and retain it for your future reference.

Statement of Additional Information Supplement
John Hancock Variable Insurance Trust
American Global Growth Trust (the fund)
Supplement dated August 4, 2025 to the current Statement of Additional Information, as may be supplemented (the SAI)
Effective August 1, 2025 (the Effective Date), Roz Hongsaranagon no longer serves as a portfolio manager of the fund's master fund, the Global Growth Fund (the master fund), a series of American Funds Insurance Series. Accordingly, as of the Effective Date, all references to Ms. Hongsaranagon are removed from the SAI.
In addition, as of the Effective Date, Barbara Burtin and Jason B. Smith are added as portfolio managers of the master fund.
As of the Effective Date, Patrice Collette, Matt Hochstetler and Piyada Phanaphat continue to serve as portfolio managers of the master fund and, along with Barbara Burtin and Jason B. Smith, are jointly and primarily responsible for the day-to-day management of the master fund’s portfolio.
Additionally, as of the Effective Date, the following is added to the “Portfolio manager fund holdings and management of other accounts” section of “APPENDIX B – PORTFOLIO MANAGER INFORMATION – CAPITAL RESEARCH AND MANAGEMENT COMPANY (“CRMC”) DISCLOSURE REGARDING PORTFOLIO MANAGERS OF THE MASTER FUNDS OF THE JHVIT FEEDER FUNDS, OTHER ACCOUNTS MANAGED AND COMPENSATION” of the SAI with respect to the American Global Growth Trust:
The following table reflects information regarding accounts other than the funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pays advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rates as of the applicable date.
The following tables provide information as of December 31, 2024:
	Other Registered Investment Companies[1]		Other Pooled Investment Vehicles[1]		Other Accounts[1,2]
Portfolio Manager	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)	Number of Accounts	Assets (in billions) ($)
Barbara Burtin	5	172.0	4	22.90	0	0
Jason B. Smith	1	5.8	0	0	0	0
1
Indicates other RIC(s), PIV(s) or other accounts managed by Capital Research and Management Company or its affiliates for which the portfolio manager also has significant day to day management responsibilities. Assets noted are the total net assets of the RIC(s), PIV(s) or other accounts and are not the total assets managed by the individual, which is a substantially lower amount. No RIC, PIV or other account has an advisory fee that is based on the performance of the RIC, PIV or other account, unless otherwise noted.
2
Personal brokerage accounts of portfolio managers and their families are not reflected.
Ownership of the Fund and Similarly Managed Accounts
The following table shows the dollar range of fund shares and shares of similarly managed accounts beneficially owned by the portfolio managers listed above as of December 31, 2024. For purposes of this table, “similarly managed accounts” include all accounts that are managed (i) by the same portfolio managers that are jointly and primarily responsible for the day-to-day management of the fund; and (ii) with an investment style, objective, policies and strategies substantially similar to those that are used to manage the fund. Each portfolio manager’s ownership of fund shares is stated in the footnote(s) below the table.

Fund	Portfolio Manager	Dollar Range of Shares Owned
American Global Growth Trust[1]
	Barbara Burtin	none
	Jason B. Smith	none
1
As of December 31, 2024, Barbara Burtin and Jason B. Smith beneficially owned $0 and $0, respectively, of the fund.
You should read this supplement in conjunction with the SAI and retain it for your future reference.